EXHIBIT 99.3

                 FORBEARANCE AND THIRD LIMITED WAIVER AGREEMENT

     This Forbearance and Third Limited Waiver Agreement, dated as of July 11, 1997 (this "Agreement"), is between Mercury Finance Company, a Delaware corporation (the "Company"), and Credit Suisse First Boston Management Corporation ("CS/FB"), holder of $22,500,000 in Mercury Subordinated Notes as listed on Schedule 1 hereto (the "Subordinated Notes").

                             PRELIMINARY STATEMENTS:

     1. CS/FB is a party to certain note agreements governing the Subordinated Notes executed by the Company, including, without limitation, those listed on
Schedule 1, under which credit was extended to the Company (the note agreements and the Subordinated Notes are collectively referred to herein as the "Subordinated Debt Documents").

     2. One or more defaults or events of default presently exist under the Subordinated Debt Documents (collectively, the "Existing Events of Default") which, subject to the terms of the Subordinated Debt Documents, entitle CS/FB to pursue its rights and remedies with respect to such Existing Events of Default and the Company has acknowledged that certain other events of default may occur under the Subordinated Debt Documents during the Forbearance Period (as defined below).

     3. The Company has requested that during the Forbearance Period, CS/FB forbear from exercising certain of its rights and remedies, as more particularly set forth in this Agreement.

     4. Subject to the terms and conditions of this Agreement, CS/FB is willing to agree to the requested forbearance terms, as more particularly set forth in this Agreement.

     5. In February 1997, to meet emergency financing needs, the Company and certain of its subsidiaries (collectively, the "Borrowers") entered into a Loan and Security Agreement with BankAmerica Business Credit, Inc. ("BABC") dated as of February 7, 1997 (the "Bridge Loan Agreement") providing the Borrowers with a secured revolving loan facility in an aggregate principal amount not to exceed $50 million and having a maturity of March 10, 1997, with an option to extend (the "Bridge Loan").

     6. The Borrowers required financing beyond March 10, 1997 to continue their operations and therefore extended the maturity date of the Bridge Loan to June 10, 1997 in accordance with the Second Amendment to Loan and Security Agreement dated March 12, 1997 (the "Second Amendment").

     7. The Borrowers require financing beyond June 10, 1997 to continue their operations and have therefore requested BABC to extend the maturity date of Bridge Loan to January 6, 1998, in accordance with the terms set forth in the Third Amendment attached hereto as Exhibit A (the "Third Amendment").

     8. Certain provisions of the Subordinated Debt Documents unless waived prohibit the Borrowers from granting liens on their assets to secure indebtedness for borrowed money and/or require that CS/FB be granted an equal or ratable lien on such assets in the event such a lien is granted to another lender.

     9. In connection with the Bridge Loan, the Company requested CS/FB, or its assignor, to waive such provisions of the Subordinated Debt Documents to permit the Borrowers to obtain the financing they needed to continue their operations through March 10, 1997, and CS/FB, or its predecessor in interest, granted such a waiver pursuant to a Limited Waiver Agreement dated as of February 7, 1997;

     10. In connection with the extension of the maturity date of the Bridge Loan from March 10, 1997 to June 10, 1997, the Company requested CS/FB to waive such provisions of the Subordinated Debt Documents to permit the Borrowers to obtain the financing they needed to continue their operations through June 10, 1997, and CS/FB granted such a waiver pursuant to a Limited Waiver Agreement dated as of March 10, 1997.

     11. In connection with the extension of the maturity date of the Bridge Loan from June 10, 1997 to January 6, 1998, the Company has again requested CS/FB to waive such provisions of the Subordinated Debt Documents to permit the Borrowers to obtain the financing they need to continue their operations.

     12. CS/FB is willing to waive certain limited provisions of the Subordinated Debt Documents through September 30, 1997 to permit the maturity date of the Bridge Loan to be extended to January 6, 1998.

     13. The Company is entering into Forbearance Agreements of even date herewith (collectively, the "Forbearance Agreements") with certain holders of Funded Debt (as such term is defined in the Forbearance Agreements) pursuant to which an escrow for the benefit of holders of Funded Debt is being established to fund payment of certain amounts required to be paid to such holders of Funded Debt under the Forbearance Agreements (the "Forbearance Escrow").

     14. CS/FB desires to waive certain limited provisions of the Subordinated Debt Documents to permit the Company to establish the Forbearance Escrow.

                                   AGREEMENT:

     In consideration of the premises and mutual agreements contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the parties to this agreement agree as follows:

     1.   DEFINED TERMS; INTERPRETATION.

     1.1 DEFINITIONS. When used in this Agreement, the following terms have the following meanings:

          "Agreement" has the meaning set forth in the preamble.

          "BABC" has the meaning set forth in the fifth preliminary statement.

          "Borrowers" has the meaning set forth in the fifth preliminary statement.

          "Bridge Loan" has the meaning set forth in the fifth preliminary statement.

          "Bridge Loan Agreement" has the meaning set forth in the fifth preliminary statement.

          "Company" has the meaning set forth in the preamble.

          "Effective Date" means the date of this Agreement.

          "Existing Events of Default" has the meaning set forth in the second preliminary statement.

          "Forbearance Agreements" has the meaning set forth in the thirteenth preliminary statement.

          "Forbearance Escrow" has the meaning set forth in the thirteenth preliminary statement.

          "Forbearance Period" means the period between the Effective Date and the Termination Date, inclusive.

          "Forbearance Period Default" means any event of default under a Subordinated Debt Document that does not give rise to a Termination Event.

          "Second Amendment" has the meaning set forth in the sixth preliminary statement.

          "Senior Default Notice" means a Senior Default Notice as referred to in Section 11.4 of the Company's Senior Subordinated Note Agreements dated as of December 1, 1989 and May 15, 1990, respectively.

          "Subordinated Debt Documents" has the meaning set forth in the first preliminary statement.

          "Subsidiary" means a corporation of which the Company owns, directly or indirectly, more than 50% of any class of securities of which the holders are entitled to vote.

          "Termination Date" means the earlier to occur of (i) 11:59(pm) central standard time on September 30, 1997, (ii) the date the Forbearance Period is terminated under Section 4.2 or (iii) the date a Senior Default Notice is received by the Company.


          "Termination Event" has the meaning set forth in Section 4.1.

          "Third Amendment" has the meaning set forth in the seventh preliminary statement.

     1.2 REFERENCE TO AGREEMENTS. All references in this Agreement to other agreements refer to such agreements as amended, restated, supplemented or otherwise modified from time to time, unless such reference specifically states otherwise.

     1.3  INTERPRETATION.

     (A) The words "hereof", "herein", "hereunder" and "hereto" and words of similar import when used in this Agreement refer to this Agreement as a whole and not any particular provision of this Agreement and section, subsection, clause, exhibit and schedule references are to this Agreement, unless otherwise specified.

     (B) All terms defined in this Agreement in the singular have comparable meanings when used in the plural and vice versa, unless otherwise specified.

     2.   FORBEARANCE PROVISIONS.

     2.1 FORBEARANCE. During the Forbearance Period, CS/FB will forbear from exercising any rights or remedies it may have under the Subordinated Debt Documents, applicable law or otherwise against the Company, any Subsidiary or their assets with respect to any Existing Event of Default and any Forbearance Period Default.

     2.2 EFFECT OF TERMINATION DATE. The Termination Date shall occur automatically at 11:59(pm) central standard time on September 30, 1997 or pursuant to Section 4.2 hereof. The Existing Events of Default and any Forbearance Period Default will be deemed to exist on the Termination Date and, unless all of such Existing Events of Default and Forbearance Period Defaults have been cured (if curable), CS/FB may, at its option and subject to the terms of the Subordinated Debt Documents, exercise any rights and remedies that it may have under any of the Subordinated Debt Documents, applicable law or otherwise, all of such rights and remedies being expressly reserved by CS/FB.

     2.3 ACKNOWLEDGEMENT. THE COMPANY EXPRESSLY ACKNOWLEDGES AND AGREES THAT THE FORBEARANCE PROVISION SET FORTH IN SECTION 2.1 IS EFFECTIVE ONLY DURING THE FORBEARANCE PERIOD AND THAT, ON AND AFTER THE TERMINATION DATE, UNLESS ALL EXISTING EVENTS OF DEFAULT AND ANY FORBEARANCE PERIOD DEFAULTS HAVE BEEN CURED (IF CURABLE), THE SUBORDINATED DEBT DOCUMENTS WILL BE IN DEFAULT AND, SUBJECT TO THE TERMS OF THE SUBORDINATED DEBT DOCUMENTS, CS/FB WILL BE FULLY ENTITLED TO EXERCISE ANY OF ITS RIGHTS AND REMEDIES UNDER THE SUBORDINATED DEBT DOCUMENTS, UNDER APPLICABLE LAW OR OTHERWISE. THE COMPANY UNDERSTANDS THAT CS/FB IS EXPRESSLY RELYING ON THE TERMS OF THIS SECTION 2.3 AND WOULD NOT HAVE ENTERED INTO THIS AGREEMENT BUT FOR THE COMPANY'S ACKNOWLEDGEMENT AND AGREEMENT IN THIS
SECTION 2.3.

     2.4 NO OTHER WAIVERS OR AGREEMENTS. Except for the forbearance agreed to herein as specifically set forth herein, CS/FB has not agreed to any waiver, modification or amendment of the Subordinated Debt Documents, or its rights in respect thereof and the Subordinated Debt Documents remain in full force and effect and are the valid and binding obligations of the Company, enforceable in accordance with their respective terms except as limited by bankruptcy, insolvency or similar laws generally affecting the enforcement of creditors' rights generally.

     2.5 NATURE OF PAYMENTS; RESERVATION OF RIGHTS. All payments to be made by the Company hereunder to CS/FB shall be free from any offset, defense, recoupment or counterclaim, at law or in equity, of any kind or nature, subject to the reservation of rights contained herein. The Company does not waive and expressly reserves any right it may have to contest the applicable interest rate to CS/FB, if any.

     3.   AGREEMENTS BY THE COMPANY.

     To induce CS/FB to enter into this Agreement and to make the forbearances as contemplated by this Agreement, the Company agrees that:

     3.1  PAYMENT OF INTEREST.

     (A) On the Effective Date of this Agreement, the Company will pay to CS/FB in immediately available funds accrued and unpaid interest owing to it under the Subordinated Debt Documents through but not including the Effective Date calculated at a rate of 5.50% per annum.
     (B) During the Forbearance Period, interest accrued by CS/FB on the aggregate principal balances owing to it under the Subordinated Debt Documents (whether or not due by reason of acceleration or otherwise) will be paid to CS/FB by the Company on the last business day of each month at the rate of 5.50% per annum.

     (C) CS/FB expressly retains and reserves any and all of its rights against the Company under the Subordinated Debt Documents or applicable law with respect to interest accrued and not paid pursuant to the terms of this Agreement and/or the Subordinated Debt Documents.

     3.2 REVIVAL OF OBLIGATIONS. If all or any part of any payment on account of the Subordinated Debt Documents or this Agreement shall be invalidated, set aside, declared or found to be void or voidable or required to be repaid to the issuer or to any trustee, custodian, receiver, conservator, master, liquidator or any other person pursuant to any bankruptcy law or pursuant to any common law or equitable cause then, to the extent of such invalidation, set aside, voidness, voidability or required repayment, such payment shall be deemed to not have been paid, and the obligations of the Company in respect thereof shall be immediately and automatically revived without the necessity of any action by CS/FB.

     3.3 TOLLING. The Company agrees that any and all statute of limitations, repose, or similar legal constraints on the time by which a claim must be filed, a person given notice thereof, or asserted, that expire, run or lapse during the Forbearance Period on any claims that CS/FB may have against the Company or any other persons relating to the Company (collectively, the "Forbearance Period Statutes of Limitation") shall be tolled during the Forbearance Period and not expire prior to November 1, 1997. The Company waives any defense it may have against CS/FB under the Forbearance Period Statutes of Limitation, applicable law or otherwise solely as to the expiration, running or lapsing of the Forbearance Period Statutes of Limitation during the Forbearance Period, so long as CS/FB takes the action required by any applicable Forbearance Period Statute of Limitation by no later than November 1, 1997.

     4.   TERMINATION EVENTS; REMEDIES.

     4.1 TERMINATION EVENTS. If any of the following events ("Termination Events") has occurred and is continuing during the Forbearance Period, CS/FB has the rights and remedies available to it in Sections 4.2 and 4.3:

     (A) the Company fails to make any payment required by this Agreement on or before the date such payment is due;

     (B) a proceeding under any bankruptcy, reorganization, arrangement of debt, insolvency, readjustment of debt or receivership law or statute is filed by or against the Company, the Company makes an assignment for the benefit of creditors or the Company takes any corporate action to authorize any of the foregoing;

     (C)  the Company voluntarily or involuntarily dissolves or is dissolved;
          and

     (D) a Termination Event has occurred and is continuing under the Forbearance Agreement executed by CS/FB with respect to its commercial paper.

     4.2 TERMINATION OF THE FORBEARANCE PERIOD. Upon the occurrence of any Termination Event and at any time after such occurrence during which a Termination Event is continuing, CS/FB is entitled by written notice to the Company to terminate the Forbearance Period with immediate effect unless such Termination Event is of the type described in Section 4.1(B) or (C), in which case the Forbearance Period automatically terminates without demand or notice of any kind; provided, however, that any termination of the Forbearance Period under this Section 4.2 does not terminate any other provision of this Agreement that is not by its terms limited in application to the Forbearance Period. The Company shall provide CS/FB with written notice of a Termination Event immediately upon learning thereof.

     4.3 CONSEQUENCES OF TERMINATION. If the Forbearance Period has been terminated under Section 4.2, then the provisions of Section 2.2 hereof shall apply and, subject to the terms of the Subordinated Debt Documents, CS/FB is fully entitled to exercise any rights and remedies it may have under the Subordinated Debt Documents, under applicable law or otherwise without regard to any matters transpiring prior to such date of termination or the financial condition or prospects of the Company as of such date.

     5.   THIRD LIMITED WAIVER.

     5.1 WAIVER. Solely in connection with the extension of the maturity date of the Bridge Loan to January 6, 1998 in accordance with the terms and conditions of the Third Amendment, CS/FB waives through 11:59(pm) central standard time on September 30, 1997 compliance with any of the provisions of the Subordinated Debt Documents that (a) prohibit or restrict the granting of security interests, liens or mortgages by any of the Borrowers to BABC (the "BABC Liens") to secure the Bridge Loan or (b) result in or require the creation of a security interest, lien or mortgage in favor of CS/FB on any assets of the Borrowers as a result of the granting of the BABC Liens to secure the Bridge Loan; provided, that the waivers set forth in this Section 5.1 shall be effective on the conditions that the (i) the aggregate principal amount of loans outstanding to the Borrowers under the Bridge Loan does not exceed $50 million at any time and (ii) the BABC Liens secure only the Bridge Loan and do not secure any other indebtedness for borrowed money outstanding as of the date hereof or hereafter. CS/FB waives compliance with any provisions of the Subordinated Debt Documents that (a) prohibit or restrict the creation or operation of the Forbearance Escrow and/or the entering into the Forbearance Escrow or (b) result in or require the creation of an escrow, security interest, lien or mortgage in favor of CS/FB on any assets of the Borrowers as a result of the creation or operation of the Forbearance Escrow and/or the entering into the Forbearance Escrow. The terms of this Section 5.1 shall not be affected by the termination of the Forbearance Period.

     6.   MISCELLANEOUS.

     6.1 SECTION TITLES. The preliminary statements to this Agreement (except for definitions) and the section titles used in this Agreement are for convenience only and do not affect the construction of this Agreement.

     6.2 COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which together constitute one instrument.

     6.3 ENTIRE AGREEMENT. This Agreement constitutes the full and entire understanding of the Company and CS/FB with respect to the subject matter of this Agreement.

     6.4 NOTICES. Any notice required or desired to be given or delivered under this Agreement must be in writing and is deemed to have been validly given or delivered (i) five days after deposit in the United States mails, with proper postage prepaid, (ii) when sent after receipt of confirmation if sent by telecopy or other similar facsimile transmission, (iii) one business day after deposit with a reputable overnight courier with all charges prepaid or (iv) when delivered, if hand delivered by messenger, all of which must be properly addressed to the party to be notified and sent to the address or number for such party as indicated on the signature page(s) to this Agreement or to such other address or number as each party designates to the other in the manner prescribed in this Section 6.4.

     6.5 SUCCESSORS AND ASSIGNS. This Agreement inures to the benefit of, and is binding upon the successors and assigns of, each of the Company and CS/FB.
In addition, CS/FB hereby agrees that, so long as this Agreement has not been terminated, it shall not sell, transfer or assign any of its claims under any of the Subordinated Debt Documents, or any voting interest therein, unless the transferee thereof agrees in writing to be bound by all the terms of this Agreement (which writing may include a trade confirmation issued by a broker or dealer, acting as principal or as agent for the transferee, stating that such agreement is a term of such transfer), and the CS/FB provides the Company with a copy of such writing, in which event the Company shall be deemed to have acknowledged that its obligations to CS/FB hereunder shall be deemed to constitute obligations in favor of such transferee, and the Company shall confirm that acknowledgment in writing.

     6.6 GOVERNING LAW. This Agreement will be interpreted, and the rights and liabilities of the Company and CS/FB determined, in accordance with the internal laws of the State of Illinois.

     6.7 SEVERABILITY. Wherever possible, each provision of this Agreement will be interpreted in a manner as to be effective and valid under applicable law. If any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision is ineffective only to the extent of such prohibition or invalidity and the remaining provisions of this Agreement remain unaffected and in full force and effect.

                                  *     *     *

     Delivered at Chicago, Illinois as of the date and year above first mentioned.

                              MERCURY FINANCE COMPANY


                              By:__________________________
                                 Name:
                                 Title:

                                 100 Field Drive, Suite 340
                                 Lake Forest, Illinois  60045
                                 Attention:
                                 Telephone:  (847) 564-3720
                                 Facsimile:  (847) ___-____


                              CREDIT SUISSE FIRST BOSTON MANAGEMENT
                              CORPORATION


                              By:__________________________
                                 Name: ___________________
                                 Title: __________________

                                 11 Madison Street, 4th Floor
                                 New York, New York 10010

                                 Attention: __________________
                                 Telephone:  (212) 325-2223
                                 Facsimile:  (212) 325-8290